UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 27, 2004


                         Net 1 UEPS Technologies, Inc.
            (Exact name of registrant as specified in its charter)


       Florida                     000-31203                   65-0903895
       -------                    -----------                  ----------
    (State or other               (Commission                 (IRS Employer
    jurisdiction of               File Number)                Identification
     incorporation)                                               Number)

                             4th Floor North Wing
            President Place, Cnr Jan Smuts Avenue and Bolton Road
                          Johannesberg, South Africa
                      -----------------------------------
       (Address of principal executive offices, including zip Code)

                              011-27-11-343-2000
             (Registrant's telephone number, including area code)

           --------------------------------------------------------
         (Former name or former address, if changed since last report)
---------------------------------------------------------------------------

Item 5:  Other Events and Regulation FD Disclosure.

         On July 27, 2004, Net 1 UEPS Technologies, Inc. issued a press release announcing that the transactions contemplated as part of its recapitalization plan were complete. A copy of the press release is attached hereto as Exhibit 99.1.

         On July 27, 2004, Net 1 UEPS Technologies, Inc. issued a press release announcing that it had been selected as the exclusive provider of Point-of-Sale terminals for Nedbank Limited, one of the four largest banks in South Africa. A copy of the press release is attached hereto as Exhibit 99.2.

Item 7:  Financial Statements and Exhibits.

(c) Exhibits

Exhibit
  No.                   Description
-------                 -----------
99.1     Press Release issued by Net 1 UEPS Technologies, Inc. on July 27, 2004
99.2     Press Release issued by Net 1 UEPS Technologies, Inc. on July 27, 2004

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Net 1 UEPS Technologies, Inc.

Date:    July 27, 2004                /s/ Serge Belamant
                                      ----------------------------
                                            Serge Belamant
                                        Chief Executive Officer

                                 Exhibit Index

Exhibit
   No.                            Description
-------                           -----------
99.1   Press Release issued by Net 1 UEPS Technologies, Inc. on July 27, 2004
99.2   Press Release issued by Net 1 UEPS Technologies, Inc. on July 27, 2004